Forward Looking Statements
    This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, among others, the expected growth in the market for safety needle devices worldwide, the effect of certain agreements upon future revenues of the Company, the effect on revenues of moving from a licensing to a manufacturing strategy in certain situations, the launch dates of our licensed products, Medamicus' intent to grow its sales of the Safety Seldinger Introducer Needle, our opportunities abroad, the level of gross margins generated by the sale of certain products, and our efforts to enter into additional collaborative arrangements. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements including lack of demand or low demand for our products, including the safety syringe, or for safety products generally, production or other delays in the introduction of our products by Becton Dickinson, our inability to enter into a definitive agreement with Sultan Chemists, the degree to which Abbott Laboratories commits resources to our co-promotion efforts, delays in introduction of our licensed products due to manufacturing difficulties or other factors, our inability to license or enter into joint venture or similar collaborative arrangements regarding our other products and other factors discussed in our filings with the Securities and Exchange Commission.


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


Logo The
     MED o DESIGN
     CORPORATOION
-------------------------------------------
Q1, 2002
Conference Call
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                                                                     May 8, 2002

Q1 2002
Financial Results

Presented by
Lawrence D. Ellis
Chief Financial Officer

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

Q1 2002 Financial Results
---------------------------
       o  Revenue

       o  Operating Expense

       o  Net Loss

       o  Earnings Per Share

       o  Cash





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

Company Overview

Presented by
James Donegan
Chief Executive Officer

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

The Med-Design Corporation Today
-----------------------------------------------

o    Laws and social norms that impact safety are in place

o    Healthcare workers expect these needs to be met



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

Pursuing a Partnership Strategy
-----------------------------------------------

o    Allows us to achieve outstanding quality

o    Optimal distribution networks and best pricing

o    We pursue leaders in their respective fields

o    We continue to strive to strengthen our partnerships and build on them




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

The World Wide Market
for Safety Needles
-----------------------------------------------




                                 GRAPH OMITTED




Source: Company Research

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

Revenue Growth for 2002 and 2003

o Mandatory conversion to safety-engineered devices is in place and being enforced in the US

o We expect strong growth in safety needle devices worldwide, especially Europe and Japan

o    Anticipated revenue growth from agreements with BD, Sultan and Medamicus

o Expected future growth from three-way agreements between Abbott Labs and pharmaceutical companies

o Stronger revenues by moving from licensing to manufacturing strategy through our partnership with Owens-Illinois



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


Driving Revenue Growth:
Leveraging our Partnerships
-----------------------------------------------

o BD intends to launch the Integra SyringeTM in the next 30-60 days which will be royalty bearing to Med-Design

o    We anticipate additional product launches from BD throughout the summer

o Medamicus intends to quickly grow their sales of the Safety Seldinger Introducer Needle through additional agreements with other companies

o Med-Design manufactured products such as the Dental Injector and Pharmaceutical Injectors will bring stronger revenues from contract manufactured products





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
Driving Revenue Growth:
Economic Factors


o Gross margin percentage from contract manufactured products will be 20-30X licensing percentage

o    Limited price pressure expected in early years

o    Large non-US opportunity



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

Driving Revenue Growth:
The Legal Environment

o Federal Legislation--Needlestick Safety and Prevention Act signed into law by the President in November 2000. The law went into effect in April 2001.

o    Fears over accidents, misuse

o Accidental needlestick injuries affect about a million healthcare workers each year

o    Accidents cost the healthcare industry $1.2 billion annually

o $1.8 billion annually to treat workers who have contracted viruses from needlesticks


o San Antonio HIV positive nurse may have infected 1,100 patients through misuse of syringes

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

Launching a New Era in Compliance
-----------------------------------------------

o The turning point will be in wide-scale production of affordable and effective safety products

o We expect this to happen with the launch of the BD Integra syringe, planned for June 2002




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

Bringing the Products
to Market


Med-Design's Success through
Partnerships

Presented by
Michael Simpson
Chief Operating Officer


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

Becton Dickinson
-----------------------------------------------
o    First billion dollar quarter









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


Becton Dickinson:
IntegraTM Syringe(TM)
-----------------------------------------------
o    Integra(TM) Syringe

|X|  Royalty bearing to Med-Design

|X|  Resolution of royalty rate ongoing

|X|  Launch planned in June

o "The best thing is for a device to come in and not cause a big training and learning curve. That's what manufacturers are looking for now."

         -- Robyn Silverman, Senior Project Officer, ECRI, (technology assessment firm), Plymouth Meeting, PA;

         in Hospital Employee Health, April 2002




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



Becton Dickinson:
Insyte AutoGuard Pro(TM) IV Catheter
----------------------------------

o    Insyte AutoGuard Pro(TM)IV Catheter

     |X|  Licensed by Med-Design to BD

     |X|  Product introduced to market for evaluation in 2001

     |X|  Launch planned in 2002

o "IV catheter systems are an example of a highly evolved market. That product category is at a very high compliance rate right now. The technology keeps on getting better and better, more refined, and simpler to use, and it's very, very effective in reducing needlestick rates."

         --Janine Jagger, PhD., MPH.; Director, International Health Care Worker
           Safety, Center at the University of Virginia in Charlottesville;

         in Hospital Employee Health, April 2002




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

Becton Dickinson:
Other Products
-----------------------------------------------
o    Other products

     |X| Winged blood collection set, licensed to BD by Med-Design, received FDA 510(k) clearance last year

     |X| InsyteTM AutoGuard(TM) Pro, a safety IV catheter, licensed to BD by Med-Design, received FDA 510(k) clearance and has been introduced to leading U.S. hospitals

     |X|  Launch anticipated on the above products during 2002



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

Medamicus
-----------------------------------------------

o    Medamicus has launched the Safety Seldinger Needle

o    Med-Design received royalties in Q4 2001, and will receive royalties in
     2002

o Medamicus is investing in upgrading their manufacturing for this device and is aggressively seeking partnerships with several companies who will employ the needle in their product lines

o Sales expected to grow substantially through new agreements now in discussion at Medamicus




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

Sultan Chemists
----------------------------------------------

o Sultan Chemists and Med-Design have completed all aspects of the contract and will soon sign the definitive contract under which we would be obligated to ship and Sultan obligated to purchase 6 million units per year.

o Med-Design previously signed a contract with Owens-Illinois to manufacture the Injector

o    Med-Design expects to earn a substantial gross margin from each unit sold

o The potential market for dental injectors exceeds 250 million units, although we expect that technology leaders and large dental practices will be the first to convert to this product

o Med-Design has completed the pre-clinical evaluation and intends to file FDA application for 510(k) clearance in June 2002




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Pre-filled Pharmaceutical Injectors
-----------------------------------------------
o    Four different safety products for pharmaceuticals

     |X|  Safety Cartridge Injector

     |X|  Safety Carpuject(TM) Injector

     |X|  Safety Dual-Chamber injector

     |X|  Safety Vial Injector



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

Pre-filled:
A Growing Safety Device Segment
-----------------------------------------

o The initial market potential is expected to be 300-500 million units for the first three devices. The worldwide market for the Safety Vial Injector could exceed $1.5 billion

o    This segment is NOT serviced by any safety needle technology as of today

o    Pre-filled will be an on-going focus for Med-Design


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

Med-Design's Pharmaceutical Products
-----------------------------------------------

o All of Med-Design's safety injectors were developed to easily work with standard pre-filled parenteral cartridges and vials. Development timeline is reduced.

o The drug is never in contact with either plastic or needles, only in the glass containers. Regulatory barriers are lessened.

o The safety injectors are simple and easy-to-use. Clinician training is simplified.







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Pharmaceutical Product Strategies
-----------------------------------------------

o    Focus on high value injectible pharmaceuticals

     |X|  Avoid low priced generic products

o Focus on injectible pharmaceuticals that may gain competitive advantage from safety needle technology

o Focus on those drugs that have current FDA approval and lower regulatory hurdles

o    Focus on both U.S. and international companies







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

Pre-filled Pharmaceutical Injectors
-----------------------------------------------

o Co-promotion agreement with Abbott Laboratories. Abbott provides parenteral drug fill/finishing while Med-Design provides safety needle injectors.

o Marketing to numerous large and small, U.S. and international pharmaceutical companies. Agreements with pharmaceutical companies will include some or all of the following components:

     |X|  Upfront fee for exclusivity or regional rights

     |X| Development payments for design changes, or for any FDA or other regulatory activities

     |X|  Sales of injector directly to the pharmaceutical company

o Agreements do take time. Significant analysis, discussions and negotiations before completion.



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

Pre-filled Pharmaceutical Injectors
-----------------------------------------------
o Agreement with Owens-Illinois to manufacture the Safety Cartridge Injector as part of Med-Design's responsibility in the Abbott agreement

o Provides confidence to pharmaceutical companies about Med-Design's ability to deliver product

o Strengthens ability to co-promote safety device with Abbott Laboratories and other pharmaceutical companies


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


Pharmaceutical Products:
Med-Design's Growth Engine
-----------------------------------------------

o Med-Design is engaged in discussions with international pharmaceutical companies; those companies' analysis and study of our product continues.

o    Numerous other companies have expressed various levels of interest.

o    Going forward, partnership with Abbott is important to future opportunities






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

Anesthesiology Needles
-----------------------------------------------

o    Numerous retractable needle designs for various anesthesiology applications

o    Potential market is low to mid 10's of millions of units

o Average selling price ranges from $5.00 to $30.00 depending on needle configuration

o Medamicus is potential manufacturer of product for Med-Design, because the Seldinger needle utilizes similar technology as anesthesiology needles

o    Currently in discussions with several anesthesiology companies





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


Our Vision

Presented by
James Donegan
Chief Executive Officer



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


Med-Design Today

o We accomplished our goals of licensing our core products to the dominant company in the market: BD

o We licensed our Seldinger Needle (both venous and arterial applications) to Medamicus, which has launched, and entered into an agreement to manufacture additional products

o We have established a co-promotion agreement with Abbott Laboratories for our Safety Pre-filled Cartridge Injector

o We have signed a manufacturing agreement with Owens-Illinois to manufacture the Safety Pre-filled Cartridge Injector and Safety Dental Injector

o We are negotiating a definitive contract with Sultan Chemists which we expect to be signed soon



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

Med-Design Looking Ahead
-----------------------------------------------

o We continue to explore opportunities for our products in licensing and other types of joint ventures

o    We look forward to success with our co-promotion agreement with Abbott

o We continue to develop new and exciting products for safety needles to help prevent needlestick injuries in every type of clinical application



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


Logo The
     MED o DESIGN
     CORPORATOION
-------------------------------------------
Q1, 2002
Conference Call
-------------------------------------------

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                                                                     May 8, 2002

Slide 2

Jim:
Good afternoon ladies and gentlemen and welcome to the Med-Design Conference Call. I would like to review with you today the Company's results of operations for the first quarter, the status of the Company's performance to plan and briefly talk about our outlook for the future.

Assisting me with the presentation today is Michael Simpson, COO and Lawrence Ellis, CFO.

I would like to begin the conference by having Larry Ellis review the financial results for the first quarter of 2002.

Slide 5

Jim:

Thank you Larry for your report and now I would like to present to the investment community our Company's overview.

Slide 8

Jim:

The World Wide Market for Safety Needles is expected to grow beyond $5 billion within the next 8 years.

Slide 9

Revenue Growth for 2002 and 2003 will be driven in the following areas:

Mandatory conversion to safety-engineered devices is in place and being enforced in the US:

1. With the mandatory conversion to safety in place and being enforced by law in the US, we anticipate steady double-digit growth in safety-engineered devices.

We expect strong growth in safety needle devices, in the US, Europe and Japan:

2. With the US law in effect, the conversion to safety is well underway. We are now seeing the markets in Europe and Japan converting to safety.


Anticipated revenue growth from agreements with BD, Sultan and Medamicus:

3. Med-Design anticipates steady significant growth in revenues from our agreements with BD, Sultan Chemists and Medamicus. Med-Design anticipates market introductions by BD in the areas of injection, ie syringes, infusion therapy ie catheters, blood sampling ie blood collection products during the year. BD has reported that it's preparing for large-scale production of the Integra Syringe with a roll-out anticipated as early as this spring or summer.


     We have entered into agreements with Sultan Chemists and Owens-Illinois on the dental product. Owens-Illinois will manufacture the product and Sultan will purchase, market and sell the product. Med-Design is preparing for the clinicals and FDA submission under a 510K class 2 device for this Spring. Upon notification from the FDA, we anticipate an introduction of the dental product to the market 3rd or 4th quarter of '02.

         Medamicus launched the Safety Seldinger Introducer on schedule in October, 2001. In December 2001, product sales were 17,000 units. Medamicus currently has manufacturing capabilities of 40,000-50,000 units per month. They continue to sell product and build inventory. Medamicus has reported a capital expenditure of 1.5 million dollars for the installation of their first fully automated line which is scheduled for 3rd quarter '02 and will be fully operational by 4th quarter '02. Capacity of the automated line is expected to be greater than 10 million units per year. Medamicus has reported, as a result of having the only approved safety introducer in the market, they anticipate the signing of multiple agreements in '02.

4. Expected future growth from our three-way agreements between Abbott Labs, Med-Design and pharmaceutical companies: ---

        Abbott has experienced strong interest to their initial marketing efforts. We are working very closely together and expect agreements from pharmaceutical companies in '02. The original agreement with Abbott is for the safety pre-filled cartridge injector. Since we signed that agreement in June of `01, we have now developed multiple safety pre-filled injectors known as the safety vial injector, safety carpuject injector and safety dual chamber injector. These products were developed at the request of pharmaceutical companies to accommodate speed to market.

5.   Stronger revenues by moving from licensing to manufacturing strategy.

                  Again, we are very excited to have Owens-Illinois as one of our initial contract manufacturers in the critical areas of pharmaceutical pre-filled products and the dental injectors. This relationship has enabled Med-Design to expand its business from licensing agreements into a contract manufacturing company that will recognize gross margins on product sales.

Slide 13

Jim:

At this time, I would like to re-introduce Michael Simpson, our Chief Operating Officer. Michael will now discuss our strategic plan of bringing our life saving technology to market.

Slide 15

Michael:
On April 25, BD's CEO Ed Ludwig appeared on CNBC. He reported that BD "did our first billion dollar quarter." Interviewer Carl Quintanilla said he assumed that pricing was a factor in their success, but Ludwig answered, "No, really, it's not pricing. It's really innovation, new products, and just having the higher quality."

Health care in America is not about massive quantities of cheap products. America sets the standard for health care innovation, quality and safety. The partners we select have a business model that pursues the highest-quality at the best possible price, and we are helping them to achieve it.

Slide 28

Michael:

I'm going to turn the discussion over to Jim Donegan.

Slide 29

Jim:

Thank you Michael.

Slide 30

Med-Design Today

   o We accomplished our goals of licensing our core products to the dominant company in market: BD

   o We expect royalties and gross margins from product sales from BD, Medamicus and Sultan Chemists starting in 2002

   o Anticipate several licensing, OEM, and development opportunities in the near future

   o Other pipeline products have gross margins that have the potential to far exceed licensing royalties

The safety market expects to experience double digit growth for the next few years, and Med-Design plans to benefit directly from it

Slide 31

Med-Design at a Meaningful Moment
It is an exciting moment for Med-Design staff and stockholders as we look ahead to the 2nd quarter of 2002, in anticipation of the single largest product launch to date, one in which the Becton-Dickinson Integra(TM) Syringe will make a historic impact on the safety of our health care workers. The simple, elegant idea which propelled our company into being 10 years ago will be brought to market to achieve the mission we first imagined. We look forward to having an impact on the more than a million people each year who have suffered needlesticks in America, to make their lives healthier and less stressful, and the healthcare industry more productive.

We look forward to sharing this next stage with you.

(End of Presentation)